Discontinued Operations	6 Months Ended
Jun. 30, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
14.	Discontinued Operations

The operations of the Leyte Spirit, the Poul Spirit and the Gotland Spirit prior to being considered discontinued operations, were reported within the conventional tanker segment. The Leyte Spirit, which was written down in 2012, was sold in the first quarter of 2013. In the first and second quarters of 2013, the Poul Spirit and the Gotland Spirit, respectively, were written down to their estimated fair values in conjunction with the termination of their long-term time-charter-out contracts with a subsidiary of Teekay Corporation. The Partnership received early termination fees of $4.5 million and $6.8 million from Teekay Corporation in the second quarter and first quarter of 2013, respectively, which are recorded in discontinued operations. The Poul Spirit was further written down upon sale in the second quarter of 2013 and a gain was recognized upon the sale of the Gotland Spirit in the third quarter of 2013. The estimated fair value for each of the three vessels was determined using appraised values. The following table summarizes the net loss from discontinued operations related to these three vessels for the period presented in the consolidated statements of income:

	Three Months Ended	Six Months Ended
	June 30, 2013	June 30, 2013
	$	$
REVENUES	7,450	19,760

OPERATING EXPENSES
Voyage (recoveries) expenses	(41)	237
Vessel operating expenses	1,307	3,098
Depreciation and amortization	397	1,236
General and administrative	99	374
Write-down and loss on sale of vessels	7,782	19,029

Total operating expenses	9,544	23,974

Loss from vessel operations	(2,094)	(4,214)

OTHER ITEMS
Interest expense	(37)	(89)
Foreign currency exchange loss	(2)	(4)
Other expense - net	(1)	(2)

Total other items	(40)	(95)

Net loss from discontinued operations	(2,134)	(4,309)